UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

TKB CRITICAL TECHNOLOGIES 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40959	98-1601095
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

400 Continental Blvd, Suite 600

El Segundo, CA 90245

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 426-2055

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	USCTU	The Nasdaq Stock Market, LLC
Class A ordinary shares, par value $0.0001 per share	USCT	The Nasdaq Stock Market, LLC
Warrants, each whole warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	USCTW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On January 6, 2023, TKB Critical Technologies 1 (“TKB”) filed a definitive proxy statement (the “Extension Proxy Statement”) for an extraordinary general meeting of its shareholders to be held on January 23, 2023 to consider and act upon a proposal to extend the date by which TKB must complete an initial business combination to June 29, 2023 (the “Extended Date”) and to make a corresponding amendment to TKB’s investment management trust agreement, dated as of October 26, 2021 (the “Trust Agreement”) by and between TKB and Continental Stock Transfer & Trust Company (together, the “Extension”). The Extension Proxy Statement was mailed to TKB shareholders of record as of December 21, 2022. Shareholders may obtain a copy of the Extension Proxy Statement at the SEC’s website (www.sec.gov).

As set forth in the Extension Proxy Statement, the deadline by which TKB public shareholders had to complete the procedures for electing to redeem their Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), was 5:00 p.m., Eastern Time, on January 19, 2023 (“Redemption Deadline”). The initial number of Class A Ordinary Shares tendered for redemption prior to the Redemption Deadline was 19,452,791.

Shareholders may withdraw redemptions with TKB’s consent at any time until the vote is taken with respect to the Extension. The vote is currently scheduled to occur at 11:30 a.m. Eastern Time on Monday, January 23, 2023. Shareholders may request to reverse their redemption by contacting TKB’s transfer agent, Continental Stock Transfer & Trust Company, at One State Street, 30th Floor, New York, New York 10004, Attn: Mark Zimkind (e-mail:mzimkind@continentalstock.com).

Assuming no additional Class A Ordinary Shares are withdrawn from redemption, upon the effectiveness of the Extension, TKB will have 9,197,209 Class A Ordinary Shares outstanding, of which TKB Sponsor I, LLC (the “Sponsor”) holds 5,650,000 shares (the “Founder Shares”). Pursuant to the letter agreement between TKB and Sponsor entered into in connection with TKB’s initial public offering, the Sponsor has agreed to waive its redemption rights with respect to the Founder Shares in connection with (i) the completion of an initial business combination, (ii) the shareholder vote to approve the Extension and any additional extensions of the Extended Date, and (iii) liquidating distributions from TKB’s trust account.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TKB Critical Technologies 1

Date: January 20, 2023	By:	/s/ Angela Blatteis
	Name:	Angela Blatteis
	Title:	Co-Chief Executive Officer and Chief Financial Officer

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